UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2011 (March 11, 2011)

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item

1.01

Entry into a Material Definitive Agreement.

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item

2.01

Completion of Acquisition or Disposition of Assets.

Acquisition of Prattville Town Center. On March 11, 2011, Inland Diversified Real Estate Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Company”), through Inland Diversified Prattville Legends, L.L.C., a wholly owned subsidiary formed for this purpose, acquired a fee simple interest in a 168,914 square foot retail center known as Prattville Town Center, located in Prattville, Alabama.  We purchased this property from an affiliate of Collett & Associates, LLC, for a purchase price paid at closing equal to approximately $26.95 million. However, spaces totaling 20,294 square feet at Prattville Town Center are subject to earnout closings aggregating $2.7 million.  We will not be required to pay the earnouts on these spaces unless the spaces are leased and the tenants are paying full rent, as the case may be, pursuant to the parameters set forth in the purchase agreement within thirty-six months of closing.  We funded 100% of the purchase price with proceeds from our offering. Closing costs did not exceed $75,000.

The cap rate for Prattville Town Center is approximately 7.50%.  In deciding to acquire this property, we considered the following:

Leasing Activity

•

Prattville Town Center is 88% leased to twenty-one tenants.

•

The weighted-average remaining lease term for the tenants occupying the property is approximately 5.2 years.

•

20,294 total square feet of retail space is available and is being actively marketed.

Tenant Mix

•

Anchor tenants include Ross Dress for Less, TJ Maxx and PetSmart. Ross Dress for Less pays an annual base rent of approximately $299,097 under a lease that expires in January 2018.  Under the terms of its lease, Ross has four five-year options to renew through 2038.  TJ Maxx pays an annual base rent of approximately $239,200 under a lease that expires in July 2017. Under the terms of its lease, TJ Maxx has three five-year options to renew through 2032.  PetSmart pays an annual base rent of approximately $258,315 under a lease that expires in January 2018. Under the terms of its lease, PetSmart has four five-year options to renew through 2038.

•

Additional tenants include Books-A-Million, Lane Bryant, The UPS Store and Cici’s Pizza.

Location

•

The property is shadow-anchored by Super Target and Home Depot.

•

The property is located less than one half mile from U.S. Interstate 65, at the intersection of Cobbs Ford Road and Legends Parkway.  The traffic count at that intersection is approximately 30,300 vehicles per day.

•

The property is located approximately ten miles northwest of Montgomery, the state capital of Alabama.

•

The property benefits from its proximity to local economic drivers including state government agencies, Maxwell Air Force Base, Alabama State University and a Hyundai manufacturing facility.

Demographics

•

The population base is approximately 22,900 people within a three-mile radius of the property, and approximately 46,900 people within a five-mile radius.

•

The average annual household income is approximately $67,200 within a three-mile radius of the property, and approximately $63,300 within a five-mile radius.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2011 through 2020 at Prattville Town Center and the approximate rentable square feet represented by the applicable lease expirations.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases

2011	–	–	–	–
2012	2	2,390	62,052	2.9%
2013	5	16,370	343,050	15.7%
2014	3	11,200	224,600	10.3%
2015	–	–	–	–
2016	2	4,220	94,660	4.3%
2017	6	48,620	669,130	30.7%
2018	2	50,320	557,412	25.6%
2019	1	15,500	228,625	10.5%
2020	–	–	–	–

The table below sets forth certain historical information with respect to the occupancy rates at Prattville Town Center expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

Year Ending December 31*	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2010	88.0%	$12.92
2009	88.0%	$12.91
2008	96.9%	$13.81
2007	91.1%	$12.28

* The first year of occupancy was 2007.

We believe that Prattville Town Center is suitable for its intended purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements to the property. There are five competitive shopping centers located within approximately three miles of Prattville Town Center.

Real estate taxes assessed for the fiscal year ended October 31, 2010 (the most recent tax year for which information is generally available) were approximately $113,100.  The amount of real estate taxes paid was calculated by multiplying the property’s assessed value by a tax rate of 0.64%.  For federal income tax purposes, the depreciable basis in Prattville Town Center will be approximately $24.5 million.  We will calculate depreciation expense for federal income tax purposes by using the straight-line method.

For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of forty and twenty years, respectively.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached to this Current Report as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, which are incorporated into this Item 2.01 by reference.

Acquisition of Northcrest Shopping Center.  On March 11, 2011, we, through Inland Diversified Charlotte Northcrest, L.L.C., a wholly owned subsidiary formed for this purpose, acquired a fee simple interest in a 133,674 square foot retail center known as Northcrest Shopping Center, located in Charlotte, North Carolina.  We purchased this property from an affiliate of Collett & Associates, LLC, for a purchase price paid at closing equal to approximately $27.04 million. However, spaces totaling 33,508 square feet at Northcrest Shopping Center are subject to earnout closings aggregating $8.9 million.  We will not be required to pay the earnouts on these spaces unless the spaces are leased and the tenants are paying full rent, as the case may be, pursuant to the parameters set forth in the purchase agreement within thirty-six months of closing.  We funded 100% of the purchase price with proceeds from our offering. Closing costs did not exceed $75,000.

The cap rate for Northcrest Shopping Center is approximately 7.56%.  In deciding to acquire this property, we considered the following:

Leasing Activity

•

Northcrest Shopping Center is 76.3% leased to nineteen tenants.

•

The weighted-average remaining lease term for the tenants occupying the property is approximately 4.6 years.

•

31,625 total square feet of retail space is available.

Tenant Mix

•

Anchor tenants include REI Sports and Old Navy.  REI pays an annual base rent of approximately $468,843 under a lease that expires in September 2018.  Under the terms of its lease, REI has two five-year options to renew through 2028.  Old Navy pays an annual base rent of approximately $285,058 under a lease that expires in October 2016.  Under the terms of its lease, Old Navy has two five-year options to renew through 2026.

•

Additional tenants include Shoe Carnival, David’s Bridal, Verizon Wireless, Vitamin Shoppe, Mattress Firm, Five Guys Burgers, Gamestop, H&R Block, Dollar Tree and Sport Clips.

Location

•

The property is shadow-anchored by a Super Target.

•

The property is located less than one half mile from the intersection of U.S. Interstate 485 and U.S. Interstate 77.

•

The property is located approximately ten miles north of the Charlotte central business district, and benefits from its location within a regional commercial hub, anchored by the 1.2 million square foot Northlake Mall, located just northwest of the property.

Demographics

•

The population base is approximately 46,700 people within a three-mile radius of the property, and approximately 95,800 people within a five-mile radius.

•

The average annual household income is approximately $75,300 within a three-mile radius of the property, and approximately $65,600 within a five-mile radius.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2011 through 2020 at Northcrest Shopping Center, and the approximate rentable square feet represented by the applicable lease expirations.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases

2011	–	–	–	–
2012	–	–	–	–
2013	5	11,247	338,863	15.3%
2014	3	8,423	248,160	11.2%
2015	1	3,526	106,626	4.8%
2016	3	20,500	353,899	16.0%
2017	1	10,477	175,490	7.9%
2018	4	43,424	886,178	40.1%
2019	1	2,435	60,875	2.8%
2020	1	2,017	42,357	1.9%

The table below sets forth certain historical information with respect to the occupancy rates at the Northcrest Shopping Center expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

Year Ending December 31*	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2010	74.9%	$16.20
2009	70.0%	$14.90
2008	59.8%	$13.03
* The first year of occupancy was 2008.

We believe that Northcrest Shopping Center is suitable for its intended purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements to the property. There is one competitive shopping center located within approximately three miles of Northcrest Shopping Center.

Real estate taxes assessed for the fiscal year ended June 30, 2010 (the most recent tax year for which information is generally available) were approximately $77,800 at Northcrest Shopping Center.  The amount of real estate taxes paid was calculated by multiplying the property’s assessed value by a tax rate of 1.2973%. For federal income tax purposes, the depreciable basis in Northcrest Shopping Center will be approximately $23.1 million.  We will calculate depreciation expense for federal income tax purposes by using the straight-line method.  For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of forty and twenty years, respectively.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached to this Current Report as Exhibits 10.6, 10.7, 10.8, 10.9 and 10.10, which are incorporated into this Item 2.01 by reference.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 15, 2011, we entered into an amendment to our unsecured credit agreement with KeyBank National Association, as administrative agent, KeyBanc Capital Markets, as co-lead arranger, and certain other lenders (as amended, the “Credit Agreement”), to increase the borrowing capacity on our unsecured line of credit from $25.0 million to $50.0 million. We continue to have the right, provided that no default has occurred and is continuing, to increase the aggregate capacity under the Credit Agreement to $150.0 million.  The amendment also makes RBS Citizens, N.A., d/b/a Charter One, a lender under the Credit Agreement.  All other material terms under the Credit Agreement remain unchanged.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the amendment attached to this Current Report as Exhibits 10.11, which is incorporated into this Item 2.03 by reference.

Item

8.01

Other Events.

Acquisition of Village at Bay Park.  On March 9, 2011, we, through Inland Diversified Ashwaubenon Bay Park, LLC, a wholly owned subsidiary formed for this purpose, acquired a fee simple interest in a 180,758 square foot center located in Ashwaubenon, Wisconsin, known as “Village at Bay Park.”  We purchased this property from an unaffiliated third party for $16.7 million.  Closing costs did not exceed $75,000.    We funded the purchase price with proceeds from our offering.

The cap rate for the property is approximately 8.99%.  In deciding to acquire this property, we considered the following:

Leasing Activity

•

Village at Bay Park is 96% occupied and 97% leased to seventeen tenants.

•

5,200 total square feet of in-line retail space is available in four small shop spaces.

•

Approximately 91% of the leased space is occupied by national credit tenants.

Tenant Mix

•

Anchor tenants at Village at Bay Park, include JC Penney and DSW Shoes.

•

Additional national tenants include Chico’s, Fashion Bug, Kirkland’s, Lane Bryant, Lasik Plus and Verizon Wireless and rue21.

Location

•

Ashwaubenon is immediately adjacent to Green Bay, Wisconsin.

•

The property is located at the corner of Holmgren Way and Willard Drive, within one mile of Lambeau Field (home to the Green Bay Packers).

•

The property is located within the Oneida Street Retail Corridor, which has the highest sales per square foot in the Green Bay retail market.

•

The property is located across the street from the Bay Park Square Mall, which is the highest performing mall in Northeast Wisconsin, and which is 99% occupied.

•

Annual average daily traffic at the property is approximately 19,500 cars per day on Oneida Street and approximately 9,600 cars per day on Willard Drive.

Demographics

•

The population base within a three-mile radius of the property is approximately 69,200 people, and approximately 149,000 people within a five-mile radius.

•

The average annual household income is approximately $57,300 within a three-mile radius and $57,000 within a five-mile radius.

We believe that Village of Bay Park is suitable for its intended purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements to the property. There are five competitive properties located within approximately five miles of the property.

Lima Marketplace Loan.  On March 4, 2011, we, through our wholly owned subsidiary, Inland Diversified Fort Wayne Lima, L.L.C. (the “Lima borrower”), entered into a loan in an aggregate principal amount equal to approximately $8.38 million from JPMorgan Chase Bank, National Association.  The loan is secured by a first priority mortgage on the Lima Marketplace property, located in Fort Wayne, Indiana, which we acquired in December 2010.  The loan bears interest at a fixed rate equal to 5.80% per annum and matures on April 1, 2021.  The loan requires the Lima borrower to make monthly payments of interest only until the maturity date, on which date the outstanding principal balance of the loan plus all accrued and unpaid interest will be due.  The loan may be prepaid, in full, but not in part, after May 1, 2013.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents.  The loan documents also contain various customary events of default.  If an event of default occurs under the loan, the lender may declare the debt to be immediately due and payable.  In the event that an event of a default has occurred and is continuing, the loan will accrue interest at a rate equal to the lesser of the maximum legal interest rate or 10.80% per annum.  The loan is non-recourse to the Lima borrower.

We have guaranteed the obligations or liabilities of the Lima borrower to the lender for any losses, costs or damages arising out of or in connection with any fraud or intentional misrepresentation of the Lima borrower, gross negligence or willful misconduct, material waste of the property and the breach of any representation or warranty concerning environmental laws, among other things, as well as the full amount of the debt in the event that the Lima borrower fails to comply with certain provisions of the loan documents.

Acquisition of Waxahachie Crossing.  On February 25, 2011, we, through Inland Diversified Waxahachie Crossing Limited Partnership, a wholly owned subsidiary formed for this purpose, acquired a fee simple interest in a 97,011 square foot center located in Waxahachie, Texas, known as “Waxahachie Crossing.”  We purchased this property from an unaffiliated third party for $15.5 million.  Closing costs did not exceed $75,000.    We funded approximately $7.75 million of the purchase price with proceeds from our offering.  Concurrent with closing, we entered into a $7.75 million loan secured by a first mortgage on the property, for the remainder of the purchase price.  This loan bears interest at a fixed rate equal to 5.55% per annum, and matures on March 1, 2021.  We will be required to make monthly payments of interest only.  The loan may be prepaid, in full, but not in part, anytime after April 1, 2013, provided that if the prepayment occurs before the date that is two months prior to the maturity date, the borrower will be required to pay a prepayment premium.

The cap rate for the property is approximately 8.01%.  In deciding to acquire this property, we considered the following:

Leasing Activity

•

The property is 96.3% leased to eight tenants.

•

The property was constructed between 2008 and 2010, and the weighted-average remaining lease term is approximately 7.6 years.

•

Currently there are two vacant spaces that total approximately 3,600 square feet.

Tenant Mix

•

Retail tenants include Best Buy, Ross Dress for Less, PetSmart, Famous Footwear, Maurices, AT&T, Mattress Firm and Pro Nails.

Location

•

The property is shadow-anchored by Home Depot and JC Penney.

•

The property is located at the primary intersection of U.S. Highway 77 and U.S. Highway 287 Bypass, approximately six miles south of Interstate Highway 35.

•

Waxahachie is located approximately thirty miles south of the Dallas central business district and approximately forty miles southeast of the Fort Worth central business district.

Demographics

•

The population within a three-mile radius of the property is approximately 27,200, and has increased by an average of 3.57% per year since 2000.

•

The population within a five-mile radius of the property is approximately 37,100, and has increased by an average of 3.40% per year since 2000.

•

The estimated average household income within a three-mile radius is approximately $67,500.

•

The estimated average household income within a five-mile radius is approximately $69,600.

We believe that Waxahachie Crossing is suitable for its intended purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements to the property. There are ten competitive properties located within approximately three miles of the property.

Probable Acquisition of Landstown Commons Shopping Center. We are evaluating the purchase of a fee simple interest in a 409,749 square foot multi-use retail center known as Landstown Commons Shopping Center, located in Virginia Beach, Virginia.  Inland Real Estate Acquisitions, Inc. (“IREA”) has entered into an agreement to acquire the property from an unaffiliated third party for approximately $91.2 million in cash.  We do not believe closing costs will exceed $75,000.  If we decide to acquire this property, IREA has agreed to assign the contract rights to acquire the property to us or one of our subsidiaries.  Until that time, we have no obligation under the contract between IREA and the seller.  If we acquire the property, we will fund the purchase with proceeds from our offering.  Concurrent with closing, we intend to enter into a loan secured by the property, in an aggregate principal amount equal to approximately $68.4 million.  The loan will bear interest at a rate equal to the British Bankers Association LIBOR rate, calculated daily, plus 3.0% per annum.  The loan will have a one-year term, subject to a one-year extension option.

Among the items we are considering in determining to pursue acquiring this property include, but are not limited to, the following:

Leasing Activity

•

Landstown Commons is 94.4% leased to sixty-two tenants.  The weighted-average remaining lease term for the tenants occupying the property is approximately 8.6 years.

•

19,615 square feet of retail space at the property is currently available, including in-line spaces and one outparcel with frontage on Princess Anne Road.

•

86% of the 32,890 square feet of Class A office space at the property is leased, and the tenants include two medical users. There are two office suites remaining, totaling 4,667 square feet.

•

61,637 square feet of retail space has been leased in the past twelve months.

Tenant Mix

•

Retail anchor tenants at Landstown Commons include Best Buy, Ross Dress for Less, Bed Bath & Beyond, AC Moore, PetSmart, Office Max, Books-A-Million and Walgreens.  Other tenants include Shoe Carnival, Ulta and Five Below.

Location

•

A Kohl’s department store, which would not be owned by us, shadow-anchors the property.

•

The property is located at the intersection of Princess Anne Road and Dam Neck Road, which have daily traffic counts in excess of 46,000 and 40,000 vehicles per day, respectively.

•

The property is located approximately three miles southwest of Oceana Naval Air Station, which has approximately 7,300 active duty personnel and 1,700 civilian employees.

•

Regional access between the property and the local population is provided by Interstates 64, 264 and 664.

•

The newly constructed 72-acre Sentara Medical Complex is located less than one-quarter mile north of the property.

Demographics

•

We believe that Virginia Beach is one of the fastest growing areas in Virginia.

•

The population base within a five-mile radius is 198,595 people, which has grown 5.8% since 2000

•

The property’s customer base includes approximately 85,000 people who work within a five-mile radius.

•

The average annual household income within a five-mile radius of the property is approximately $73,900.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2011 through 2020, and the approximate rentable square feet represented by the applicable lease expirations, at Landstown Commons Shopping Center.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases

2011	3	5,200	132,576	1.8%
2012	2	4,000	110,184	1.5%
2013	17	43,736	1,070,892	14.6%
2014	3	10,208	224,900	3.1%
2015	7	26,337	432,479	5.9%
2016	1	5,762	86,430	1.2%
2017	1	5,500	176,000	2.4%
2018	20	186,586	3,438,188	47.0%
2019	4	56,680	838,360	11.5%
2020	1	18,057	212,170	2.9%

The table below sets forth certain historical information with respect to the occupancy rate at the property, expressed as a percentage of total gross leasable area, and the average effective annual base rent per square foot.

Year Ending December 31*	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2010	94.4%	$17.53
2009	82.2%	$16.47
2008	98.8%	$18.86

*The first year of occupancy was 2007. Total building square footage was 409,749, 408,826 and 326,033 at December 31, 2010, 2009 and 2008, respectively.

We believe that Landstown Commons Shopping Center is suitable for its intended purpose and adequately covered by insurance. If we decide to acquire the property, we do not intend to make significant renovations or improvements to the property. There are nine competitive shopping centers located within approximately five miles of this property.

Real estate taxes assessed for the fiscal year ended December 31, 2010 (the most recent tax year for which information is generally available) were approximately $540,085.  The amount of real estate taxes assessed was calculated by multiplying Landstown Commons Shopping Center’s assessed value by a tax rate of 0.89%.  We will calculate depreciation expense for federal income tax purposes by using the straight-line method.  For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 20 years, respectively.

Item

9.01

Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

The required financial statements for the Prattville Town Center and Northcrest Shopping Center acquisitions will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Current Report is filed.

(b)

Pro forma financial information.

The required pro forma financial information for the Prattville Town Center and Northcrest Shopping Center acquisitions will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Current Report is filed.

(d)

Exhibits.

Exhibit No.	Description
10.1

Purchase and Sale Agreement, dated as of December 23, 2010, by and between Prattcenter, LLC and Inland Real Estate Acquisitions, Inc., as amended by the First Amendment, dated as of January 24, 2011, the Second Amendment, dated as of February 4, 2011, the Third Amendment, dated as of February 14, 2011, the Fourth Amendment, dated as of March 1, 2011, the Fifth Amendment, dated as of March 10, 2011, the Sixth Amendment, dated as of March 10, 2011 and the Seventh Amendment, dated as of March 10, 2011

10.2	Assignment, dated as of March 11, 2011, by and between Inland Real Estate Acquisitions, Inc. and Inland Diversified Prattville Legends, L.L.C.

10.3	Assignment and Assumption of Leases, dated as of March 11, 2011, by and between Prattcenter, LLC and Inland Diversified Prattville Legends, L.L.C.

10.4	Earnout Agreement, dated as of March 11, 2011, by and between Prattcenter, LLC and Inland Diversified Prattville Legends, L.L.C.

10.5	Post Closing and Indemnity Agreement, dated as of March 11, 2011, by and between Prattcenter, LLC and Inland Diversified Prattville Legends, L.L.C.

10.6

Purchase and Sale Agreement, dated as of December 23, 2010, by and between Reames Investors, L.L.C. and Inland Real Estate Acquisitions, Inc., as amended by the First Amendment, dated as of February 14, 2011, the Second Amendment, dated as of March 1, 2011, the Third Amendment, dated as of March 4, 2011, the Fourth Amendment, dated as of March 8, 2011 and the Fifth Amendment, dated as of March 10, 2011

10.7	Assignment, dated as of March 11, 2011, by and between Inland Real Estate Acquisitions, Inc. and Inland Diversified Charlotte Northcrest, L.L.C.

10.8	Assignment and Assumption of Leases, dated as of March 11, 2011, by and between Reames Investors, L.L.C. and Inland Diversified Charlotte Northcrest, L.L.C.

10.9	Earnout Agreement, dated as of March 11, 2011, by and between Reams Investors, L.L.C. and Inland Diversified Charlotte Northcrest, L.L.C.

10.10	Post Closing and Indemnity Agreement, dated as of March 11, 2011, by and between Reams Investors, L.L.C. and Inland Diversified Charlotte Northcrest, L.L.C.

10.11

First Amendment to Credit Agreement, dated as of March 15, 2011, by and among Inland Diversified Real Estate Trust, Inc., Key Bank National Association as administrative agent and the several banks, financial institutions and other entities that may from time to time become parties thereto, as lenders

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)  and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Words such as

“may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements.

These forward-looking statements are not historical facts but reflect the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions.  These statements are not guarantees of future performance, and we caution investors not to place undue reliance on forward-looking statements.  Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Quarterly Report on Form 10-Q for the period ended September 30, 2010 and in our Annual Report on Form 10-K for the year ended December 31, 2009.  Forward-looking statements in this Report reflect our management’s view only as of the date of this Report, and may ultimately prove to be incorrect or false.  We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.  We intend for these forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	March 17, 2010	By:	/s/ Steven T. Hippel
		Name:	Steven T. Hippel
		Title	Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Purchase and Sale Agreement, dated as of December 23, 2010, by and between Prattcenter, LLC and Inland Real Estate Acquisitions, Inc., as amended by the First Amendment, dated as of January 24, 2011, the Second Amendment, dated as of February 4, 2011, the Third Amendment, dated as of February 14, 2011, the Fourth Amendment, dated as of March 1, 2011, the Fifth Amendment, dated as of March 10, 2011, the Sixth Amendment, dated as of March 10, 2011 and the Seventh Amendment, dated as of March 10, 2011

10.2	Assignment, dated as of March 11, 2011, by and between Inland Real Estate Acquisitions, Inc. and Inland Diversified Prattville Legends, L.L.C.

10.3	Assignment and Assumption of Leases, dated as of March 11, 2011, by and between Prattcenter, LLC and Inland Diversified Prattville Legends, L.L.C.

10.4	Earnout Agreement, dated as of March 11, 2011, by and between Prattcenter, LLC and Inland Diversified Prattville Legends, L.L.C.

10.5	Post Closing and Indemnity Agreement, dated as of March 11, 2011, by and between Prattcenter, LLC and Inland Diversified Prattville Legends, L.L.C.

10.6

Purchase and Sale Agreement, dated as of December 23, 2010, by and between Reames Investors, L.L.C. and Inland Real Estate Acquisitions, Inc., as amended by the First Amendment, dated as of February 14, 2011, the Second Amendment, dated as of March 1, 2011, the Third Amendment, dated as of March 4, 2011, the Fourth Amendment, dated as of March 8, 2011 and the Fifth Amendment, dated as of March 10, 2011

10.7	Assignment, dated as of March 11, 2011, by and between Inland Real Estate Acquisitions, Inc. and Inland Diversified Charlotte Northcrest, L.L.C.

10.8	Assignment and Assumption of Leases, dated as of March 11, 2011, by and between Reames Investors, L.L.C. and Inland Diversified Charlotte Northcrest, L.L.C.

10.9	Earnout Agreement, dated as of March 11, 2011, by and between Reams Investors, L.L.C. and Inland Diversified Charlotte Northcrest, L.L.C.

10.10	Post Closing and Indemnity Agreement, dated as of March 11, 2011, by and between Reams Investors, L.L.C. and Inland Diversified Charlotte Northcrest, L.L.C.

10.11

First Amendment to Credit Agreement, dated as of March 15, 2011, by and among Inland Diversified Real Estate Trust, Inc., Key Bank National Association as administrative agent and the several banks, financial institutions and other entities that may from time to time become parties thereto, as lenders